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                       SUPPLEMENT DATED AUGUST 18, 2003 TO
                              THE PROSPECTUSES FOR
          INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS
                                    ISSUED BY
                     SECURITY EQUITY LIFE INSURANCE COMPANY
                                       AND
        SECURITY EQUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT THIRTEEN

Security Equity Life Insurance Company ("SELIC") is amending the Prospectus for the above-captioned individual flexible premium variable life insurance contracts for the sole purpose of announcing the planned merger of SELIC with and into Metropolitan Life Insurance Company ("Met Life"). Please read this Supplement carefully and keep it with your Prospectus for future reference.

The following information should be read in conjunction with the information under the heading "Information about SELIC" in the Prospectus.

         The Board of Directors and sole shareholder of SELIC have authorized the merger of SELIC with and into Met Life, subject to receipt of required approvals from the Securities and Exchange Commission and certain state insurance departments. Formed under the laws of the State of New York in 1868, Met Life is a leading provider of insurance and other financial services to individual and institutional customers. Met Life is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. SELIC and Met Life expect to complete the merger on or about October 1, 2003. The merger will have no effect on your underlying investments or your Contract, other than to change the company that supports your Contract's guaranteed benefits.

         Following the merger, all Contracts previously issued by SELIC will become Contracts of the surviving company, Met Life, and Met Life will possess all the rights, duties and obligations of SELIC, including those relating to the registered separate account funding the Contracts. (See "The Separate Account.") You will become a Contract owner of Met Life to the same extent and with the same rights, powers, privileges, liabilities and duties as though Met Life had issued your Contract originally.

The following information should be read in conjunction with the information under the heading "The Separate Account" in the Prospectus.

         Upon the merger of SELIC with and into Met Life, the Separate Account will be transferred intact to Met Life, and will be renamed Security Equity Separate Account Thirteen. After the transfer, the Separate Account will continue to support the Contract. The transfer of the Separate Account will be structured to maintain all investment options currently available under the Contract, and to have no adverse impact (including federal tax impact) on any Contract owners or their respective insurance account values.

                                    * * * * *

Contract owner inquiries should be directed to SELIC at 700 Market Street, St. Louis, MO 63101, or by calling 1-866-889-6390.